                                                                 Exhibit 10.74.2

                                 $19,000,000.00

                                 AMENDMENT NO. 1

                                       TO

                           LOAN AND SECURITY AGREEMENT

                     originally dated as of October 30, 2002

                                  by and among

                        CORRECTIONAL SERVICES CORPORATION
                       CSC MANAGEMENT DE PUERTO RICO INC.
                   YOUTH SERVICES INTERNATIONAL HOLDINGS, INC.
           youth services international real property partnership, llp
                       YOUTH SERVICES INTERNATIONAL, INC.
               YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC.
               YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC.
                 YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC.
                   YOUTH SERVICES INTERNATIONAL OF TEXAS, INC.
                 YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC.
                 YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC.

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION

                          Amended as of May 15th, 2003

                               AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 15th day of May, 2003, by and among CORRECTIONAL SERVICES CORPORATION, a Delaware corporation, CSC MANAGEMENT DE PUERTO RICO INC., a Puerto Rico corporation, YOUTH SERVICES INTERNATIONAL HOLDINGS, INC., a Delaware corporation, YOUTH SERVICES INTERNATIONAL REAL PROPERTY PARTNERSHIP, LLP, A Maryland limited liability partnership, YOUTH SERVICES INTERNATIONAL, INC., a Maryland corporation, YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC., an Iowa corporation, YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC., a South Dakota corporation, YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC., a Missouri corporation, YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., a Texas corporation, YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC., a Maryland corporation, and YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC., a Michigan corporation (collectively, "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                                    RECITALS

     A. Pursuant to that certain Loan and Security Agreement dated as of October 30, 2002 by and between Borrower and Lender (as amended, modified and restated from time to time, the "Loan Agreement"), the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

     B. The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

     1. Amendment to Section 1.17. Clause (g) of Section 1.17 of the Loan Agreement is hereby amended by deleting the existing clause (g) and by inserting in lieu thereof the following new clause (g):

     (g) any non-cash, non-recurring charges related to the discontinuation of operations at a Facility or any loss contract reserves for a Facility, to the extent either is reflected as an expense in determining consolidated net income,

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     2. Amendment to Section 1.40. Section 1.40 of the Loan Agreement is hereby amended by deleting the first (1/st/) sentence thereof and by inserting in lieu thereof the following sentence:

     "Minimum Net Worth" shall mean Tangible Net Worth (defined below) equal to
     (i) $33,200,000 plus (ii) 75% of cumulative net income, on a consolidated basis, from July 1, 2002 through the measurement date.

     3. Amendment to Section 6.33(b). Clause (i) of Section 6.33(b) of the Loan Agreement is hereby amended by deleting the existing clause (i) thereof and by inserting in lieu thereof the following new clause (i):

        (i) Borrower shall maintain minimum quarterly EBITDA equal to at least the following amounts for each of the following calendar quarters:

                  Quarter Ending                     Minimum EBITDA

                  December 31, 2002                    $2,438,000

                  March 31, 2003                        2,000,000
                  June 30, 2003                         1,690,000
                  September 30, 2003                    2,100,000
                  December 31, 2003                     2,100,000

                  March 31, 2004                        2,000,000
                  June 30, 2004                         2,200,000
                  September 30, 2004                    2,200,000
                  December 31, 2004                     2,400,000

                  March 31, 2005                        2,400,000
                  June 30, 2005                         2,400,000

     4. Fee. In consideration for this Amendment, Borrower shall pay a fee equal to $8,000, which amount shall be added to the balance of the Revolving Credit Loans on the date hereof.

     5. Confirmation of Representations and Warranties. Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

     6. Updated Schedules. As a condition precedent to Lender's agreement to enter into this Amendment, and in order for this Amendment to be effective, Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to (a) reflect updated and accurate information with respect to Borrower, and (b) to update all other information as necessary to make the Schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Amendment. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

     7. Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with this Amendment, including legal fees of Lender's in-house counsel in the amount of $2,000, which amount shall be added to the balance of the Revolving Credit Loans on the date hereof.

     8. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower and is enforceable against each such Borrower in accordance with its terms.

     9.  Reference to the Effect on the Loan Agreement.

         (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

         (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

         (d) This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

     10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

     11. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     12. Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.

                               [SIGNATURES FOLLOW]

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     IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be executed as of the date first written above.

                             LENDER:

                             GENERAL ELECTRIC CAPITAL CORPORATION
                             a Delaware corporation


                             By:      /s/   J. Anthony Romero
                                 ---------------------------------------
                             Name: J. Anthony Romero
                             Title: Vice President

                             BORROWER:

                             CORRECTIONAL SERVICES CORPORATION
                             a Delaware corporation


                             By:   /s/  Bernard A. Wagner               (SEAL)
                                 ---------------------------------------
                             Name: Bernard A. Wagner
                             Title: Sr. VP/CFO


                             CSC MANAGEMENT DE PUERTO RICO INC.
                             a Puerto Rico corporation


                             By:  /s/  Bernard A. Wagner                (SEAL)
                                 ---------------------------------------
                             Name: Bernard A. Wagner
                             Title: Sr. VP/CFO


                             YOUTH SERVICES INTERNATIONAL HOLDINGS,
                                INC.
                             a Delaware corporation


                             By:  /s/  Bernard A. Wagner                (SEAL)
                                 ---------------------------------------
                             Name: Bernard A. Wagner
                             Title: Sr. VP/CFO

                                YOUTH SERVICES INTERNATIONAL REAL PROPERTY
                                   PARTNERSHIP, LLP
                                a Maryland limited liability partnership


                                By:  Youth Services International, Inc.
                                     a Maryland corporation
                                     its Managing Partner


                                By:  /s/  Bernard A. Wagner               (SEAL)
                                    --------------------------------------
                                Name: Bernard A. Wagner
                                Title: Sr. VP/CFO


                                YOUTH SERVICES INTERNATIONAL, INC.
                                a Maryland corporation


                                By:  /s/  Bernard A. Wagner               (SEAL)
                                    --------------------------------------
                                Name: Bernard A. Wagner
                                Title: Sr. VP/CFO


                                YOUTH SERVICES INTERNATIONAL OF
                                   NORTHERN IOWA, INC.
                                an Iowa corporation


                                By:  /s/  Bernard A. Wagner               (SEAL)
                                    --------------------------------------
                                Name: Bernard A. Wagner
                                Title: Sr. VP/CFO


                                YOUTH SERVICES INTERNATIONAL OF SOUTH
                                   DAKOTA, INC.
                                a South Dakota corporation

                                By:    /s/    Bernard A. Wagner           (SEAL)
                                    --------------------------------------
                                Name: Bernard A. Wagner
                                Title: Sr. VP/CFO

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                                YOUTH SERVICES INTERNATIONAL OF
                                   MISSOURI, INC.
                                a Missouri corporation


                                By:  /s/  Bernard A. Wagner              (SEAL)
                                    -------------------------------------
                                Name: Bernard A. Wagner
                                Title: Sr. VP/CFO


                                YOUTH SERVICES INTERNATIONAL OF TEXAS,
                                   INC.
                                a Texas corporation


                                By:  /s/  Bernard A. Wagner              (SEAL)
                                    -------------------------------------
                                Name: Bernard A. Wagner
                                Title: Sr. VP/CFO


                                YOUTH SERVICES INTERNATIONAL OF ILLINOIS,
                                   INC.
                                a Maryland corporation


                                By:  /s/  Bernard A. Wagner              (SEAL)
                                    -------------------------------------
                                Name: Bernard A. Wagner
                                Title: Sr. VP/CFO


                                YOUTH SERVICES INTERNATIONAL OF MICHIGAN,
                                   INC.
                                a Michigan corporation


                                By:  /s/  Bernard A. Wagner              (SEAL)
                                    -------------------------------------
                                Name: Bernard A. Wagner
                                Title: Sr. VP/CFO

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                                LIST OF SCHEDULES

Schedule 1.41 -  Mortgages

Schedule 1.45 -  Permitted Liens

Schedule 3.6  -  Officers with Power of Attorney

Schedule 4.1  -  Subsidiaries

Schedule 4.2  -  State of Organization

Schedule 4.5  -  Litigation

Schedule 4.7  -  Tax Identification Numbers; Fiscal Years

Schedule 4.9  -  Exceptions to Ownership

Schedule 4.10 -  Tax Liability

Schedule 4.14 -  Environmental Matters

Schedule 4.15 -  Places of Business; Record Owner; Chief Executive Office

Schedule 4.16 -  Intellectual Property

Schedule 4.17 -  Capitalization; Ownership

Schedule 4.19 -  Borrowings and Guarantees

Schedule 4.20 -  Business Interruptions

Schedule 4.21 -  Trade Names

Schedule 4.22 -  Joint Ventures

Schedule 4.27 -  Funds from Restricted Grants

Schedule 4.29 -  Assignment of Claims Laws

Schedule 4.30 -  Unrecorded Leases

Schedule 4.35 -  Unrecorded Contracts

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Schedule 4.42 -  Other Liens

Schedule 4.43 -  Agreements to Transfer Title

Schedule 6.7  -  Insurance

Schedule 6.24 -  Post-Closing Obligations